LANCASTER FUNDS




                                 CAPITAL BUILDER

                                   CONVERTIBLE

                               CRESTONE SMALL CAP

                             GOVERNMENT/QUALITY BOND



                                  ANNUAL REPORT
                                  JUNE 30, 1998

Dear Lancaster Funds Shareholder:

A year ago in the letter to shareholders, reference was made to a March 1997 speech by the Chairman of the Federal Reserve Board in which he made reference to "irrational exuberance" in the marketplace. In addition, we commented upon the declining level of interest rates and rising stock prices with relatively high stock prices compared to underlying corporate earnings.

To quote Yogi Berra, "it is deja vu all over again." Interest rates continued to decline and stock prices increased again during this most recent fiscal year and are now selling at or near record valuation levels.

The markets generally ignored events which in other times put a damper on stock prices. Economic turmoil spread throughout most of the Far East, including Japan and Thailand, which has raised concerns regarding a possible currency devaluation by major trade partners of the United States. On the domestic front, the potential problems of the executive branch did not abate and there was an increase in antitrust activity against such leading technology companies as Intel and Microsoft. On the positive side, there was a reduction in capital gains tax, and perhaps most importantly, there appears to be substantial progress in reducing the budget deficit.

Over the past twelve months the yield on the 10 year government bond declined approximately 100 basis points from 6.45% to 5.45%. Stock prices increased, but there was a relatively large difference in the returns of the various indexes. For example, for the twelve months ended June 30, 1998, the Dow Jones Industrial Average increased 18.7%, the S & P 500, 30.0% and the Russell 2000, which is composed of smaller companies, 16.8%

A report by the Federal Reserve of St. Louis stated that, "from a business cycle perspective, the U.S. stock market has already far surpassed all previous records for high levels of valuation." Accordingly, we remain somewhat cautious. Mutual funds are designed to be long term investments and we must remember that we may have some periods with declining prices just as we some times have very strong markets as we have enjoyed that last few years. We will continue to do our best to see that your investments are managed in accordance with your objectives.


Sincerely,                                                August 7, 1998



John H. Conley
President

CAPITAL BUILDER FUND


OBJECTIVE:
Capital Builder Fund has as a primary investment objective to seek long-term capital appreciation with a secondary objective of providing current income. The Fund invests in a diversified portfolio of common and preferred stocks, convertible securities, U.S. Government Securities, repurchase agreements, mortgage-backed securities, corporate debt securities, and money market instruments. At least 65% of the Fund's total assets will be invested in common and preferred stocks and securities convertible into common stocks.



PERFORMANCE REVIEW:
For the year ended June 30, 1998 the Capital Builder Fund investor shares increased 16.7% compared to 30.1% for the S & P 500 and 18.7% for the Dow Jones Industrial Average.

Better performances on an absolute as well as percentage basis were obtained from the companies with the largest market capitalization. This list includes such names as General Electric, Pitney Bowes, Merck and the Chase Manhattan Company. Harley-Davidson provided the greatest return of any of the companies owned (62%). Harley-Davidson, a manufacturer of heavyweight motorcycles is somewhat unique in that in spite of constant increases in production, the company is unable to satisfy either foreign or domestic demand on a current basis.

Worthington Industries and Pall Corporation, leading companies in their respective industries, continued to underperform in fiscal 1998. Worthington, a leading independent processor of flat rolled steel, has recently eliminated ancillary activities and has substantial new capacity coming into production. Pall manufactures a variety of filters and is the leading manufacturer of filters designed to remove the virus-carrying white blood cells from donated blood. Subsequent to the end of the quarter, the United Kingdom announced that it will require luekocyte (white blood cell) reduction in all donated units of blood. As a consequence, the price of the stock of Pall has increased 10% since June 30.

The most disappointing stock during the last fiscal year was the First Data Corporation, again a leading company in its industry. First Data provides information and transaction processing services to issuers of credit cards. While recent results have been disappointing, we believe the long term outlook for each of the companies is favorable and will continue to monitor the respective investments.

As in any market environment, a portfolio will contain several stocks which outperform while others will underperform a broad stock market index. The Capital Builder Fund is diversified, but not widely diversified. As a result, it is more heavily influenced by security selection and may therefore have periods where the portfolio performance diverges from market averages.

The relatively high levels of valuation for the market create an atmosphere of caution. However, as long term investors, we do not attempt to time the market, but emphasize individual securities which we believe are selling at reasonable prices. We believe the stocks within the Capital Builder Fund are well positioned for the current market environment, but we must remain sensitive to quickly changing economic variables.

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                    Capital Builder Investor and the S&P 500


Avg. Annual Return
------------------                                           06/30/98 Value
1 year      16.68%                                          ---------------
5 year        -                     Capital Builder Investor   $17,329.06
Inception   21.26%                  S&P 500                    $21,511.80


--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                     Capital Builder Select and the S&P 500


     Return*
------------------                                           06/30/98 Value
1 year      17.21%                                             ---------------
5 year        -                     Capital Builder Select     $11,861.92
Inception   20.80%                  S&P 500                    $14,659.01


Results for Select Shares  reflect  payment of a maximum sales charge of 3.9% on the $10,000 investment with dividends and capital gains reinvested.
Average  annual  return does not include  payment of a sales  charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Capital  Builder  Investor  Shares for the period  August 24,  1995  (inception)
 through June 30, 1998.
Capital Builder Select Shares for the period March 3, 1997  (inception)  through
 June 30, 1998.

 CONVERTIBLE FUND

OBJECTIVE:
The Convertible Fund has the investment objective of preservation of capital while maximizing total return (a combination of capital gains, interest and dividends) by investing in a portfolio of convertible corporate debt securities and/or convertible preferred stock. In seeking to accomplish its objective, the Fund normally invests at least 65% of its total assets in a diversified portfolio of convertible securities, primarily bonds and preferred stocks which are convertible into common stock.

PERFORMANCE REVIEW:

The Lancaster Funds - Convertible Fund investor shares performed positively, up 22.60% for the fiscal year ended June 30, 1998, and up 9.08% year-to-date through July 31, 1998 versus its benchmark, the First Boston Convertible Securities Index which was up 6.58% for the fiscal year ended June 30, 1998 and up 4.15% year-to-date through July 31, 1998.

Convertibles performed well in the year off the back of a strong equity market. Being positioned in the correct industry groups and economic sectors over the past year positively impacted the Fund's performance. Throughout the year, the Fund was overweighted in industry groups that were more dependent on consumer spending than on capital goods or basic industries spending.

The consumer related industry goods performed very well during the year while the more cyclical and basic industries commodity groups lagged. The Fund also emphasized convertible issues of small- and mid-cap growth companies. This sector of the convertible market performed well but also exhibited some wide divergence in performance of many issues within the group. The Fund avoided the disasters in the market while participating in the opportunities. It is important to own the right issues and just as important to avoid certain issues. Since the small- and mid-cap sectors of the convertible market and equity market tend to be companies with lower bond ratings, it is also important to ensure that the overall risk/reward trade-off of the convertible is favorable.

The Fund also benefited from the merger activity in the financial sector. The Fund was overweighted in this sector throughout most of the year. Although with the recent sharp rise in many of the convertible and stock prices, we have lowered the overall exposure in this sector. Some of our positioning did not work as well as planned. The Fund did not perform particularly well in regard to a few of the technology-related issues. We were underweighted relative to the market in this sector and, except for a few issues, we added little value in this area. The Fund also did not have a significant portion of its assets in large-cap growth issues, since the convertible market as a whole is predominately a small- and mid-cap marketplace. Today, this is especially true because most large growth companies are not raising capital but, instead, buying back stock and paying down debt.

During the year, most of the significant changes in the portfolio regarding industry group or sector participation were a result of finding good individual companies and convertibles and not an overall bet on an industry group. We did lower the Fund's financial and energy sectors exposure while increasing its exposure to consumer growth and consumer cyclical issues.

 OUTLOOK:  Looking
forward, we are positioning the Fund to be slightly more defensive as a result of the recent run up in convertible prices and their increased equity sensitivity. We are still excited about the opportunities that we are finding to invest in, but they seem to be occurring on a less frequent basis and with more severe punishment if the company falters in its growth plans.


                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Convertible Investor and the First Boston Convertible Securities Index


Avg. Annual Return
-------------------                                             06/30/98 Value
1 year      22.60%                                              --------------
5 year      13.95%           Convertible Investor                 $29,709.41
Inception   11.50%           First Boston Convertible Securities  $32,357.72

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Convertible Select and the First Boston Convertible Securities Index


      Return*
-------------------                                             06/30/98 Value
1 year      23.06%                                              --------------
5 year        -              Convertible Select                  $11,505.60
Inception   23.59%           First Boston Convertible Securities $11,730.43


Results for Select Shares reflect payment of a maximum sales charge of 3.9% on the $10,000 investment with dividends and capital gains reinvested.
Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Convertible Investor Shares for the period June 23, 1988 (inception) through June 30, 1998.
Convertible Select Shares for the period June 16, 1997 (inception) through June 30, 1998.

 CRESTONE SMALL CAP FUND

OBJECTIVE:

The Crestone Small Cap Fund has an investment objective of long-term capital appreciation. The Fund will normally invest at least 90% of its assets (excluding Money Market Instruments) in stocks of companies which have market capitalization of between $50 million and $2 billion, with the average market capitalization of these companies owned by the Fund in the aggregate normally between $350 million to $600 million. Market capitalization is determined by multiplying the per share market value of a company's shares by the total number of shares outstanding.

The Fund's investment strategy is referred to as "growth at a discount." Companies considered for inclusion in the portfolio will show an above average growth, in general trade at a discount to the S&P 500 price-earnings ratio, have consistent positive historical earnings over the last three to five years, have debt to capital ratios of 35% or less, and either have cash exceeding 10% of shareholder equity, employee ownership exceeding 10% or are currently paying a dividend.

PERFORMANCE REVIEW:

The performance of the Crestone Small Cap Fund investor shares for the fiscal year was 7.83% versus the Russell 2000 Index of 16.8% for the same period. The fund's underperformance for this period was largely due to the hangover effect of our underperformance from the fourth quarter of 1997. For the last six months ending June 30, 1998, the fund's performance was 4.04% versus the Russell 2000 index of 4.93%. The second quarter of 1998 was disastrous for all Small Caps as both the Russell 2000 index and the S&P 600 Small Cap Index had negative returns in every economic sector. The fund managed one positive sector, Basic Materials, but our weightings in Technology and Energy caused us to underperform the Russell 2000.

As measured by the Small Cap market indices, Small Caps are not getting much attention as the Large Caps continue to dominate the news and performance. As an example, in the second quarter, Healthcare and Technology were big losers in Small Caps while they were big winners in the Large Caps. While Large Caps have beaten Small Caps in performance, it is not an across-the-board route. The performance gap has largely been generated by 50 to 100 big name Large Caps as well as some of the more speculative internet plays. From a valuation standpoint, Small Caps offer greater growth potential with lower current prices. At some point, the market will recognize this valuation gap and return to Small Caps. Until that occurs, patience is and remains the watchword for Small Cap investing.

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                Crestone Small Cap Investor and the Russell 2000


Avg. Annual Return
-------------------                                             06/30/98 Value
1 year       7.83%                                              --------------
5 year      13.25%                 Crestone Small Cap Investor   $21,952.24
Inception   14.01%                 Russell 2000                  $26,579.97

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in
                 Crestone Small Cap Select and the Russell 2000


      Return*
-------------------                                             06/30/98 Value
1 year       8.35%                                              --------------
5 year        -               Crestone Small Cap Select          $11,611.96
Inception   14.02%            Russell 2000                       $13,535.42



Results for Select Shares reflect payment of a maximum sales charge of 3.9% on the $10,000 investment with dividends and capital gains reinvested.
Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Crestone Small Cap Investor Shares for the period July 1, 1992 (inception) through June 30, 1998.
Crestone Small Cap Select Shares for the period October 1, 1996 (inception) through June 30, 1998.

 GOVERNMENT/QUALITY
BOND FUND

OBJECTIVE:

The investment objective of the Government/Quality Bond Fund is income and capital appreciation consistent with preservation of capital. The Fund attempts to achieve its objective by investing solely in U.S. Government Securities, repurchase agreements on U.S. Government Securities, and corporate bonds rated A or better by Moody's or Standard & Poor's. The Fund's average maturity of all U.S. Government Securities and corporate bonds will not exceed ten years.


PERFORMANCE REVIEW:

During the previous twelve months there were a number of events, both foreign and domestic, which could have negatively affected our financial markets. In addition to the economic problems which spread throughout the Far East, including Japan, Western Europe was stagnant and Russia continues to struggle in its transition to a market economy. On the domestic front, the executive bond remained under siege.

As indicated by the favorable results in the financial markets, there had to be some positive influences. The domestic economy remained vibrant, inflation was subdued, and the budget deficit declined.

While short term interest rates were essentially unchanged for the year, rates on the 10 year and 30 year bonds declined by approximately 100 basis points to 5.45% and 5.65% respectively as investors' concerns about inflation moderated with the decrease in the federal deficit.

On June 30, 1998, the net asset value of investor shares was $10.29 as compared to $10.19 at the end of fiscal 1997. The total return for the year, with dividends and capital gain distributions reinvested, was 7.3%.

The Government Quality Bond Fund is available for investors seeking income and preservation of capital.

                               [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Gov't/Quality Bond Investor and the Merrill Lynch U.S. Treasury Inter-Term Bond


Avg. Annual Return
-------------------                                               06/30/98 Value
1 year      7.26%                                                 --------------
5 year      4.70%        Gov't/Qualtiy Bond Investor                  $19,909.26
Inception   7.12%        Merrill Lynch U.S. Treasury Inter-Term Bond  $21,664.42

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

             Comparison of change in value of $10,000 investment in Gov't/Quality Bond Select and the Merrill Lynch U.S. Treasury Inter-Term Bond


      Return*
-------------------                                               06/30/98 Value
1 year       7.59%                                                --------------
5 year        -           Gov't/Qualtiy Bond Select                  $10,407.23
Inception    6.99%       Merrill Lynch U.S. Treasury Inter-Term Bond $10,937.86


Results for Select Shares reflect payment of a maximum sales charge of 1.5% on the $10,000 investment with dividends and capital gains reinvested.
Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Past performance is not predictive of future performance.
Government/Quality Bond Investor Shares for the June 23, 1988 (inception) through June 30, 1998.
Government/Quality Bond Select Shares for the period June 16, 1997 (inception) through June 30, 1998. 9

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lancaster Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lancaster Funds (comprised respectively of the Capital Builder, Convertible, Crestone Small Cap, and Government/Quality Bond Funds) as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended (period from August 24, 1995, commencement of operations, to June 30, 1998 for the Capital Builder Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1994 were audited by other auditors whose report dated July 22, 1994, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting the Lancaster Funds as of June 30, 1998, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended (period from August 24, 1995, commencement of operations, to June 30, 1998 for the Capital Builder Fund) in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Lincoln, Nebraska
July 24, 1998

                                 LANCASTER FUNDS
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1998


                                 CAPITAL BUILDER FUND

                                                             PERCENT
                                                              OF NET      MARKET
   SHARES               COMMON STOCK             97.35%       ASSETS       VALUE
   ------               ------------             ------       ------       -----

             COMPUTER RELATED                                 2.98%
             ----------------
    9,000    First Data Corp.                                          $299,812

             DIRECT MARKETING                                 0.66%
             ----------------
   10,000    Sitel Corp.*                                                66,250

             ELECTRICAL EQUIPMENT                             3.95%
             --------------------
    7,000    Gillette Corp.                                             396,812

             ENTERTAINMENT/LEISURE                            5.40%
             ---------------------
   14,000    Harley-Davidson, Inc.                                      542,500

             FINANCIAL SERVICES                              12.40%
             ------------------
    6,000    Chase Manhattan Corp.                                      453,000
    9,000    Federal Home Loan Mortgage Corp.                           423,562
    1,000    Wells Fargo & Co.                                          369,000
                                                                        -------
                                                                      1,245,562

             FOOD PROCESSING                                  4.10%
             ---------------
   13,000    ConAgra, Inc.                                              411,938

             HOUSEHOLD PRODUCTS/HOUSEWARES                    7.90%
             -----------------------------
    9,000    Libbey, Inc.                                               344,812
    9,000    Newell Co.                                                 448,313
                                                                        -------
                                                                        793,125

             INSURANCE                                        4.47%
             ---------
    6,000    MBIA, Inc.                                                 449,250

                                 LANCASTER FUNDS
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 CAPITAL BUILDER FUND
                                                             PERCENT
                                                              OF NET      MARKET
   SHARES               COMMON STOCK                          ASSETS      VALUE
   ------               ------------                          ------      -----
             IRON/STEEL                                       2.34%
             ----------
   17,250    Kentucky Electric Steel, Inc.*                             $84,094
   10,000    Worthington Industries, Inc.                               150,625
                                                                        -------
                                                                        234,719

             LINEN SUPPLY & RELATED ITEMS                     1.75%
             ----------------------------
    8,000    Unitog Co.                                                 176,000

             MACHINE DIVERSIFIED                              2.55%
             -------------------
    7,500    Thermo Electron Corp.*                                     256,406

             MANUFACTURING                                    7.84%
             -------------
    5,500    General Electric Co.                                       500,500
   14,000    Pall Corp.                                                 287,000
                                                                        -------
                                                                        787,500

             METALS/MINING                                    1.73%
             -------------
    8,707    Valmont Industries                                         173,596

             OFFICE/BUSINESS                                  4.31%
             ---------------
    9,000    Pitney-Bowes, Inc.                                         433,125

             PHARMACEUTICAL/MEDICAL                           5.33%
             ----------------------
    4,000    Merck & Co.                                                535,000

             PIPELINES                                        5.38%
             ---------
   10,000    Enron Corp.                                                540,625

             PUBLISHING/PRINTING                              3.40%
             -------------------
   14,000    Belo A.H. Corp. Series A                                   341,250

             REAL ESTATE                                      4.21%
             -----------
   13,000    Simon Property Group, Inc.                                 422,500

                                 LANCASTER FUNDS
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 CAPITAL BUILDER FUND

                                                             PERCENT
                                                              OF NET      MARKET
   SHARES               COMMON STOCK                          ASSETS      VALUE
   ------               ------------                          ------      -----
             RENTAL                                            2.26%
             ------
   10,000    Aaron Rents, Inc.                                          $200,000
    1,500    Aaron Rents, Inc.- Class A                                   27,188
                                                                          ------
                                                                         227,188

             RESTURANT/FOOD SERVICE                            4.46%
             ----------------------
    6,500    McDonald's Corp.                                            448,500

             RETAIL STORE                                      3.67%
             ------------
    5,000    Payless Shoesource, Inc.*                                   368,438

             UTILITIES-ELECTRIC                                1.50%
             ------------------
    5,000    CalEnergy Co., Inc.*                                        150,312
                                                                         -------
                     TOTAL COMMON STOCK                                9,300,408


             CLOSED-END MANAGEMENT COMPANY                     4.76%
             -----------------------------
   24,293    Global Health Sciences Fund                                 478,285
                                                                         -------


             Total Investment in Securities (Cost $6,718,829) 97.35%  $9,778,693
             Cash Equivalents                                  0.20%      20,263
             Other Assets, less Liabilities                    2.45%     246,807
                                                               ----- -----------
             NET ASSETS                                      100.00% $10,045,763
                                                             ======= ===========

*Indicates non income-producing security.

                                  LANCASTER FUNDS
                              SCHEDULE OF INVESTMENTS
                                   JUNE 30, 1998

                                  CONVERTIBLE FUND
  PRINCIPAL                                                              MARKET
     AMOUNT             CONVERTIBLE DEBENTURES               61.62%       VALUE
     ------             ----------------------               ------       -----
    $90,000   Automatic Data Processing 0% 2/20/12                      $82,913
     35,000   Alza Corp. 5% 5/1/06                                       44,275
     60,000   Bankatlantic BNC 5.625% 12/01/07                           65,625
     65,000   Baker Hughes, Inc. 0% 5/5/08                               47,613
    105,000   Clear Channel Communictions, Inc. 2.625% 4/01/03          112,613
     55,000   Seacor Holdings 5.375% 11/15/06                            61,256
    170,000   Costco Co. 0% 8/19/17                                     130,263
     60,000   CUC International 3% 2/15/02                               58,425
     65,000   Athena Neurosciences, Inc. 4.75% 11/15/04                  75,156
     55,000   Family Golf Centers 5.75% 10/15/04                         67,031
     95,000   Fidelity National Financial 0% 2/15/09                     95,356
     45,000   Hilton Hotels, Inc. 5% 5/15/06                             47,363
     80,000   Interpublic Group 1.8% 9/16/04                             74,800
    160,000   Jacor Comm, Inc. 0% 2/09/18                                70,200
     60,000   Kellstrom Industries 5.75% 10/15/02                        71,100
     57,000   Loews Corp. 3.125% 9/15/07                                 52,654
     65,000   Marriot International, Inc. 0% 3/25/11                     42,250
     65,000   Marriot International, Inc. 0% 3/25/11                     42,088
     85,000   Motorola, Inc. 0% 9/27/13                                  62,156
     60,000   Mascotech, Inc. 4.5% 12/15/03                              55,875
     30,000   Mail-Well, Inc. 5% 11/01/02                                39,338
     50,000   National Data Corp. 5% 11/1/03                             51,313
    140,000   Office Depot, Inc. 0% 11/01/08                            108,325
     90,000   Omnicom Group 4.25% 1/06/13                               108,450
     70,000   Rite Aid Corp. 5.25% 9/15/02                               86,275
     50,000   Rouse Corp. 5.75% 7/23/02                                  56,750
     95,000   RPM, Inc. 0% 9/30/12                                       50,469
     60,000   System & Company 5% 10/15/04                               73,575
     50,000   Thermo FiberTek 4.5% 7/15/04                               50,688
     70,000   Thermo Europe 4.25% 1/1/03                                 74,025
    140,000   USF&G, Inc. 0% 3/3/09                                     101,850
    270,000   Whole Foods Market  0% 3/2/18                             112,050
                                                                        -------
              TOTAL CONVERTIBLE DEBENTURES                           $2,272,120

                                  LANCASTER FUNDS
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                                  CONVERTIBLE FUND

                                                               PERCENT
                                                                OF NET   MARKET
     SHARES               COMMON STOCK 12.63%                   ASSETS    VALUE
     ------               -------------------                   ------    -----

              BUILDING MATERIALS/CONS                            1.94%
              -----------------------
      1,182   Masco Corp.                                                $71,511

              FINANCIAL SERVICES                                 3.42%
              ------------------
      1,625   Lehman Brothers Holdings, Inc.                             126,039

              MEDICAL SUPPLIES/SERVICES                          2.63%
              -------------------------
        830   Biogen, Inc.*                                               40,670
      1,900   Mallinckrodt, Inc.                                          56,406
                                                                          ------
                                                                          97,076

              PUBLISHING/PRINTING                                1.16%
              -------------------
        600   Gannett Co.                                                 42,638

              RETAIL STORE                                       3.48%
              ------------
      3,554   Best Buy Co., Inc.*                                        128,388

                        PREFERRED STOCK 24.42%

              AUTO/TRUCK/PARTS                                   2.53%
              ----------------
        500   Dura Auto Systems 5% Conv Pfd                               12,688
      1,900   Elsag Bailey Pr Auto 5.5% Conv Pfd                          80,513
                                                                          ------
                                                                          93,201

              FINANCIAL SERVICES                                 9.54%
              ------------------
      1,300   AES Trust II Conv Pfd                                       73,775
        720   Finova Finance Trust 5.5% Conv Pfd                          56,520
      1,025   Life RE Capital Trust II 6.0% Conv Pfd                      78,156
      3,000   National Australia Bank 7.875% Conv Pfd                     86,063
      1,000   Vorondo Realty Trust 6.5% Conv Pfd                          57,375
                                                                          ------
                                                                         351,889

                                LANCASTER FUNDS
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                                  CONVERTIBLE FUND

                                                               PERCENT
                                                                OF NET    MARKET
     SHARES            PREFERRED STOCK (CONT'D)                 ASSETS     VALUE
   ---------          ----------------------------            ---------- ------
              INDUSTRIAL SERVICES                               10.43%
              -------------------
      2,985   Beazer Homes USA                                          $102,609
      1,300   Premier Parks Inc. 7.5% Conv Pfd                            82,550
      1,100   QualComm Financial Trust 5.75% Conv Pfd                     52,800
        920   Royal Caribbean Cruises 7.25% Conv Pfd                     115,920
        975   Security Capital Industry 7.0% Conv Pfd                     30,586
                                                                          ------
                                                                         384,465
              INSURANCE                                          1.92%
              ---------
      2,500   Royal Group Tech-Decs                                       70,625
                                                                          ------

           Total Investment in Securities (Cost $3,246,261)   98.67%  $3,637,952
           Cash Equivalents                                    0.91%      33,711
           Other Assets, less Liabilities                      0.42%      15,594
                                                               -----      ------
           NET ASSETS                                        100.00%  $3,687,257
                                                             =======   =========

* Indicates non income-producing security.

                                 LANCASTER FUNDS
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1998

                             CRESTONE SMALL CAP FUND

                                                            PERCENT
                                                             OF NET      MARKET
     SHARES                COMMON STOCK 76.32%               ASSETS       VALUE
     ------                -------------------               ------       -----

              AEROSPACE/DEFENSE                               0.42%
              -----------------
      1,700   Orbital Sciences Corp.*                                   $63,538

              AUTO/TRUCK/PARTS                                4.48%
              ----------------
      9,700   Keystone Automotive Industries, Inc.*                     224,313
     10,200   Lithia Motors, Inc.*                                      150,450
      8,035   Leasing Solutions, Inc.*                                  231,006
      4,800   OEA, Inc.                                                  76,800
                                                                         ------
                                                                        682,569

              CHEMICALS                                       0.01%
              ---------
        300   Hauser, Inc.*                                               1,744

              COMMERCIAL SERVICES                             1.33%
              -------------------
      8,025   AC Neilson Corp.*                                         202,631

              COMPUTER RELATED                               14.78%
              ----------------
     28,300   Accelr8 Technology Corp.*                                 346,675
      6,430   Computer Horizions*                                       238,312
      5,150   Ciber, Inc.*                                              195,700
      3,960   Mapics, Inc.*                                             77,963
      8,100   Mecklermedia Corp.*                                       181,238
      4,600   Mercury Interact Corp.*                                   205,275
      3,545   Quadramed Corp.*                                           96,823
     16,300   SEEC, Inc.*                                               177,263
      8,000   SPR, Inc*                                                 249,000
      7,400   Sykes Enterprises, Inc.*                                  148,463
     17,010   Tava Tech, Inc.*                                          167,974
      4,950   Computer Task Group, Inc.                                 165,825
                                                                        -------
                                                                      2,250,511

                                 LANCASTER FUNDS
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                             CRESTONE SMALL CAP FUND

                                                            PERCENT
                                                             OF NET      MARKET
     SHARES                   COMMON STOCK                   ASSETS       VALUE
   ----------              ------------------               --------    --------
              COSMETICS/PERSONAL CARE                         1.68%
              -----------------------
      7,150   Windmere-Durable Holdings, Inc.*                         $256,059

              DISTRIBUTION/WHOLESALE                          2.71%
              ----------------------
     12,100   CHS Electron, Inc.*                                       216,288
      8,000   SCP Pool Corp.*                                           196,000
                                                                        -------
                                                                        412,288
              ELECTRONICS                                     2.75%
              -----------
     15,000   Berringer Technology, Inc.*                               141,563
      9,000   EFTC Corp.*                                               117,000
     15,200   Faro Technology, Inc.*                                    160,550
                                                                        -------
                                                                        419,113

              ENVIRONMENTAL CONTROL                           1.37%
              ---------------------
      8,593   Tetra Tech, Inc.*                                         208,380

              FINANCIAL SERVICES                             11.05%
              ------------------
      9,000   American Capital Strategies Ltd.                          205,875
      5,785   Downey Financial Concepts Corp.                           189,097
     10,100   Franchise Mortgage Acceptance Co.*                        263,231
      9,000   First Sierra Financial, Inc.*                             274,500
      3,600   Imperial Credit Industries, Inc.*                          84,600
      3,685   People's Bank                                             127,593
     14,050   Medallion Financial Corp.                                 386,375
      4,540   Webster Finance Corp.                                     150,955
                                                                        -------
                                                                      1,682,226

              FOOD/BEVERAGE/TOBACCO                           1.48%
              ---------------------
      1,980   Celestial Season, Inc.*                                    98,010
      6,850   Fresh America Corp.*                                      126,725
                                                                        -------
                                                                        224,735

              FOOD PROCESSING                                 0.96%
              ---------------
      5,000   Michael Foods, Inc.                                       146,875
                                       18

                                 LANCASTER FUNDS
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                             CRESTONE SMALL CAP FUND

                                                            PERCENT
                                                             OF NET      MARKET
     SHARES                COMMON STOCK CONT'D               ASSETS       VALUE
   ----------              ------------------               --------    --------
              INVESTMENT COMPANIES                           1.11%
              --------------------
      7,500   Consolidated Capital Corp.*                              $168,633

              IRON/STEEL                                     1.33%
              ----------
      6,700   Quanex Corp.                                              203,094

              MANUFACTURING                                  1.61%
              -------------
     10,800   Rayovac Corp.*                                            245,025

              MEDICAL SUPPLIES/SERVICES                      4.44%
              -------------------------
      5,265   Access Health, Inc.*                                      134,258
      6,685   Lifecore Biomedical, Inc.*                                110,303
      4,600   Maxxim Medical, Inc.*                                     133,400
      7,600   Specialty Care Network, Inc.*                              51,300
      8,600   Stericycle, Inc.*                                         124,700
      3,375   Trigon Healthcare, Inc.*                                  122,133
                                                                        -------
                                                                        676,094
              OIL-FIELD SERVICES                             1.11%
              ------------------
      6,000   Stolt Comex Seaway S.A. ADR*                              116,250
      3,000   Stolt Comex Seaway Class A ADR                             52,500
                                                                         ------
                                                                        168,750
              OIL COMPANY EXPLORATION/PRODUCTION             2.51%
              ----------------------------------
      4,065   Basin Exploration, Inc.*                                   71,646
     11,425   EEX Corp.*                                                107,109
     10,200   Snyder Oil Company                                        203,363
                                                                        -------
                                                                        382,118
              OIL/GAS DRILLING                               1.42%
              ----------------
      3,000   Atwood Oceanics, Inc.*                                    119,438
      6,025   Marine Drilling Co.*                                       96,400
                                                                         ------
                                                                        215,838

              PACKAGING/CONTAINER                            1.51%
              -------------------
      9,860   Ivex Packaging Corp.*                                     229,245

                                 LANCASTER FUNDS
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                             CRESTONE SMALL CAP FUND

                                                            PERCENT
                                                             OF NET      MARKET
     SHARES                COMMON STOCK CONT'D               ASSETS       VALUE
   ----------              ------------------               --------    --------
              PUBLISHING/PRINTING                             2.05%
              -------------------
      8,300   Mail-Well, Inc.*                                         $180,006
      3,425   Valassis, Inc.*                                           132,077
                                                                        -------
                                                                        312,083

              REAL ESTATE                                     0.68%
              -----------
      7,800   Sunstone Hotel Investors, Inc.                            103,838

              RESTURANT/FOOD SERVICE                          2.93%
              ----------------------
      1,880   Showbiz Pizza Time, Inc.*                                  75,788
     11,000   Rainforest Cafe, Inc.*                                    152,625
     12,900   Foodmaker, Inc*                                           217,688
                                                                        -------
                                                                        446,101

              RETAIL/APPAREL                                  3.16%
              --------------
      2,800   The Dress Barn, Inc.*                                      69,650
      5,900   Oshkosh B'Gosh, Inc.                                      262,550
      5,100   Stein Mart, Inc.*                                          68,850
      1,760   Stage Stores, Inc.*                                        79,640
                                                                         ------
                                                                        480,690
              RETAIL STORE                                    3.65%
              ------------
     10,300   Funco, Inc.*                                              145,488
     10,800   Guitar Center, Inc.*                                      325,350
      2,800   Wild Oats Markets, Inc.*                                   85,050
                                                                         ------
                                                                        555,888
              STEEL PIPE/TUBE                                 0.98%
              ---------------
      5,750   The Shaw Group, Inc.*                                     149,500

              TELECOMMUNICATIONS                              2.93%
              ------------------
      7,240   Comsat Corp.                                              204,983
      7,135   Dycom Industries, Inc.*                                   240,806
                                                                        -------
                                                                        445,789

                                 LANCASTER FUNDS
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                             CRESTONE SMALL CAP FUND

                                                            PERCENT
                                                             OF NET      MARKET
     SHARES                COMMON STOCK CONT'D               ASSETS       VALUE
  -----------         -----------------------------         --------   --------
              TRANSPORTATION                                  1.88%
              --------------
      7,700   Covenant Transport, Inc.*                                $150,150
     12,000   Jevic Transportation*                                     136,500
                                                                        -------
                                                                        286,650

                TOTAL COMMON STOCK                                  $11,620,005

  PRINCIPAL
     AMOUNT   SHORT TERM GOVERNMENT NOTE                     19.65%
     ------   --------------------------
 $3,000,000   Federal Home Loan 5.39% Due 7/20/98                     2,991,379
                                                                      ---------

         Total Investment in Securities (Cost $13,195,456)   95.97% $14,611,384
         Cash Equivalents                                     4.44%     676,111
         Other Assets, less Liabilities                      (0.41%)    (63,708)
                                                             -------    --------
         NET ASSETS                                         100.00% $15,223,787
                                                            ======= ===========


*Indicates non income-producing security.

                                 LANCASTER FUNDS
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30,1998


                          GOVERNMENT\QUALITY BOND FUND

                                                             PERCENT
  PRINCIPAL                                                   OF NET      MARKET
     AMOUNT              U.S. GOVERNMENT SECURITIES           ASSETS       VALUE
-----------           -------------------------------      ----------   --------
    $314   Federal National Mtg. Assn. 6%  Due 10/1/99          52.37%      $314
 134,708   Government National Mtg. Assn. 7.5%  Due 1/15/24              138,371
  99,525   Government National Mtg. Assn. 11.5%  Due 10/15/10            111,811
  40,110   Government National Mtg. Assn. 9.5% Due 9/15/21                43,307
  48,002   Government National Mtg. Assn. 7.5% Due 5/15/23                49,308
   9,471   Government National Mtg. Assn. 9.5% Due 9/15/19                10,227
   2,545   Government National Mtg. Assn. 10% Due 5/15/19                  2,780
   7,013   Government National Mtg. Assn. 10% Due 5/15/20                  7,658
  99,647   Government National Mtg. Assn. 10% Due 12/15/18               108,803
                                                                         -------

              Total U.S. Government Securities                           472,579

                               TREASURY BONDS                    14.41%
    100,000   U.S.Treasury Bond 10.75% Due 8/15/05                       130,078

                               CORPORATE BONDS                   24.23%

    100,000   Bankamerica Corporation 8.375% Due 3/15/02                 107,557
    100,000   Banc One Corporation 8.74% Due 9/15/03                     111,217
                                                                         -------
                                                                         218,774
                                                                         -------

              Total Investment in Securities (Cost $790,935)     91.01% $821,431
              Cash Equivalents                                    7.68%   69,167
              Other Assets, less Liabilities                      1.31%   11,833
                                                                  -----   ------
              NET ASSETS                                        100.00% $902,431
                                                                ======= ========


                                 LANCASTER FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1998

                                               CAPITAL                CRESTONE    GOVERNMENT/
                                               BUILDER   CONVERTIBLE  SMALL CAP    QUALITY
ASSETS:                                          FUND        FUND       FUND      BOND FUND
                                             ------------- ---------- ----------  ----------
 Investments in securities, at market value
    (cost $6,718,829, $3,246,261, $13,195,456 and
       $790,935, respectively)                 $9,778,693  3,637,952  14,611,384    821,431
   Cash equivalents                                20,263     33,711     676,111     69,167
   Accrued interest and dividends receivable        5,274     20,552      11,906     12,813
   Receivable for investment securities sold      255,097          -     161,694          -
   Receivable for fund shares sold                      -          -       6,465          -
   Organizational costs, net of
     accumulated amortization                       2,250          -          -           -
                                                    ------   -------    --------    -------
       Total assets                            10,061,577  3,692,215  15,467,560    903,411
                                               ----------- ---------- -----------   -------

LIABILITIES:
   Accrued expenses, including investment
     management and distribution expense payable to
     adviser, administrator and distributor
           (note 3)                               15,814      4,958       18,504        980
   Payable for securities purchased                    -          -      224,071         -
   Payable for fund shares redeemed                    -          -        1,198         -
                                                       --         --      ------         -
       Total liabilities                           15,814      4,958     243,773        980
                                                   -------     ------   --------        ---
NET ASSETS APPLICABLE TO
     OUTSTANDING CAPITAL STOCK                 10,045,763  3,687,257  15,223,787    902,431
                                               =========== ========== ===========   =======

NET ASSETS ARE REPRESENTED BY:
   Capital stock outstanding, at par (note 5)        $733        237       1,088         88
   Additional paid-in capital                   6,467,060  2,830,891  13,704,433  1,098,421
   Accumulated undistributed net
      investment income                           (14,471)       613    (140,493)       (57)
   Accumulated undistributed net realized
      gain (loss) on investments                  532,577    463,825     242,831   (226,517)
   Unrealized appreciation (note 4)             3,059,864    391,691   1,415,928     30,496
                                                ----------   -------- ----------     ------
       Total net assets applicable
          to shares outstanding               $10,045,763  3,687,257  15,223,787    902,431
                                              ============ ========== ===========   =======

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Investor shares of capital stock outstanding   687,459    221,213     437,569     83,841
   Net asset value per share- Investor Shares      $13.71     $15.53      $13.91     $10.29
                                                   ======     ======      ======     ======
   Select shares of capital stock outstanding      45,229     16,268     650,461      3,836
   Net asset value per share- Select Shares        $13.73     $15.53      $14.05     $10.30
                                                   ======     ======      ======     ======

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                                 LANCASTER FUNDS
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1998

                                           Capital                  Crestone    Government/
                                           Builder     Convertible  Small Cap    Quality
                                             Fund         Fund        Fund      Bond Fund
                                         ------------- -----------  ----------  ----------
INVESTMENT INCOME:
    Dividends                                $140,364     $42,830     $66,041    $   -
    Interest                                   14,815      73,125      93,359      86,134
                                               -------     -------     -------     ------
         Total investment income              155,179     115,955     159,400      86,134
                                              --------    --------    --------     ------

EXPENSES (NOTE 3):
    Investment advisory fees                   75,522      25,183     156,788       8,175
    Administration fees                        25,174       8,394      52,263       3,406
    Distribution expenses- Investor Class      47,833      15,860      38,030       3,277
    Custodial fees                              4,379       3,152      26,811       1,931
    Auditing and tax accounting fees            3,629       2,913       5,292       3,145
    Securities pricing                          2,669       4,840       7,133       1,592
    Other operating expenses                    9,024       2,851      13,576         807
                                                ------      ------     -------        ---
        Total expenses                        168,230      63,193     299,893      22,333
                                              --------     -------    --------     ------
         Net investment income (loss)         (13,051)     52,762    (140,493)     63,801
                                              ========     =======   =========     ======
REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS (NOTE 4):
    Net realized gain                       1,558,675     622,372   2,982,911      36,818
                                            ----------    --------  ----------     ------
    Net unrealized appreciation
         Beginning of period                3,058,541     401,590   2,567,511      25,352
         End of period                      3,059,864     391,691   1,415,928      30,496
                                            ----------    --------  ----------     ------
           Net unrealized appreciation
               (depreciation)                   1,323      (9,899)  (1,151,583)     5,144
                                                ------     -------  -----------     -----
           Net realized and unrealized gain
             on investments                 1,559,998     612,473   1,831,328      41,962
                                            ----------    --------  ----------     ------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS              $1,546,947    $665,235   $1,690,835   $105,763
                                           ==========    ========   ==========   ========



    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                 LANCASTER FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS
                       YEARS ENDED JUNE 30, 1998 AND 1997


                                          CAPITAL BUILDER FUND      CONVERTIBLE FUND
                                        ------------------------  ---------------------------
                                           1998         1997         1998         1997
                                           ----         ----         ----         ----
OPERATIONS:
    Net investment income (loss)           ($13,051)     $95,780      $52,762      $46,320
    Net realized gain on investments      1,558,675      459,954      622,372      112,462
    Unrealized appreciation (depreciation)    1,323    1,377,300       (9,899)     294,650
                                              ------   ----------      -------     -------
         Net increase in net assets
           resulting from operations      1,546,947    1,933,034      665,235      453,432
                                          ----------   ----------     --------     -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income - Investor Shares       -       96,553       46,569       47,520
    Net investment income - Select Shares     2,043          788        5,672          382
    Net realized gain- Investor Shares    1,281,467      637,685      216,835      268,230
    Net realized gain- Select Shares         85,799           -        13,925           13
                                             -------          --       -------          --
           Total Distributions            1,369,309      735,026      283,001      316,145
                                          ----------     --------     --------     -------

CAPITAL SHARE TRANSACTIONS: (NOTE 5)
    Proceeds from sales                     992,560    1,882,626      401,748      807,510
    Payment for redemptions              (2,721,086)  (2,069,290)    (239,162)    (200,965)
    Reinvestment of net investment
      income and net realized gain
       distributions at net asset value   1,330,217      726,551      281,651      315,128
                                          ----------     --------     --------     -------
         Total increase (decrease) from
           capital share transactions      (398,309)     539,887      444,237      921,673
                                           ---------     --------     --------     -------
        Total increase (decrease)
          in net assets                    (220,671)   1,737,895      826,471    1,058,960

NET ASSETS:
    Beginning of period                  10,266,434    8,528,539    2,860,786    1,801,826
                                         -----------   ----------   ----------   ---------
    End of period                       $10,045,763  $10,266,434   $3,687,257   $2,860,786
                                        ============ ============  ===========  ==========


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 LANCASTER FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS
                       YEARS ENDED JUNE 30, 1998 AND 1997


                                                                   GOVERNMENT/QUALITY
                                         CRESTONE SMALL CAP                BOND
                                     --------------------------  -----------------------------
                                         1998          1997          1998          1997
                                         ----          ----          ----          ----
OPERATIONS:
    Net investment income (loss)        ($140,493)    ($142,936)      $63,801      $139,678
    Net realized gain (loss) on
           investments                  2,982,911     1,699,641        36,818       (38,250)
    Unrealized appreciation
          (depreciation)               (1,151,583)    1,311,326         5,144        71,258
                                       -----------    ----------        ------       ------
         Net increase in net assets
           resulting from operations    1,690,835     2,868,031       105,763       172,686
                                        ----------    ----------      --------      -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income- Investor Shares      -              -       60,790       143,641
    Net investment income- Select Shares        -              -        2,849         1,142
    Net realized gain- Investor Shares  1,492,781       779,224            -             -
    Net realized gain- Select Shares    2,615,367       969,425            -             -
                                        ----------      --------        -----       ------
           Total Distributions          4,108,148     1,748,649        63,639       144,783
                                        ----------    ----------       -------      -------

CAPITAL SHARE TRANSACTIONS: (NOTE 5)
    Proceeds from sales                 3,502,885    16,118,563        35,817       228,936
    Payment for redemptions           (10,290,099)  (14,811,156)   (1,720,862)   (1,423,269)
    Reinvestment of net investment
      income and net realized gain
      distributions at net asset value  3,969,950     1,704,197        58,197       128,629
                                        ----------    ----------       -------      -------
         Total increase (decrease) from
           capital share transactions  (2,817,264)    3,011,604    (1,626,848)   (1,065,704)
                                       -----------    ----------   -----------   -----------
        Total increase (decrease)
           in net assets               (5,234,577)    4,130,986    (1,584,724)   (1,037,801)

NET ASSETS:
    Beginning of period                20,458,364    16,327,378     2,487,155     3,524,956
                                       -----------   -----------    ----------    ---------
    End of period                     $15,223,787   $20,458,364      $902,431    $2,487,155
                                      ============  ============     =========   ==========


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
                   YEARS ENDED JUNE 30, 1998 AND 1997 AND THE
    PERIOD FROM AUGUST 24, 1995 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1996

                                      CAPITAL BUILDER FUND - INVESTOR SHARES (A)
                                                                    PERIOD ENDED
                                              1998          1997   JUNE 30, 1996
NET ASSET VALUE:                             -------        -----  -------------
     Beginning of period                      $13.63        $11.98    $10.00
                                              ------        -------   ------
     Income from investment operations:
          Net investment income (loss)         (0.02)         0.13      0.04
          Net realized and unrealized gain
            on investments                      2.10          2.53      1.98
                                                ----          ----      ----
     Total income from
          investment operations                 2.08          2.66      2.02
                                                ----          ----      ----
     Less Distributions:
          Dividends from net investment income (0.01)        (0.13)    (0.04)
          Dividends from capital gains         (1.99)        (0.88)     0.00
                                               ------        ------     ----
     Total Distributions                       (2.00)        (1.01)    (0.04)
                                               ------        ------    ------

          End of period                       $13.71        $13.63    $11.98
                                              =======       =======   ======

TOTAL RETURN:                                  16.68%        23.52%    24.14%(b)
                                               ======        ======    ======

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period           $9,424,666    $9,994,424    $8,528,539
     Ratio of expenses to average net assets    1.70%         1.84%     1.82%(b)
     Ratio of net income to average net assets (0.15%)        1.06%     0.42%(b)
     Portfolio turnover rate                   26.29%        22.80%    31.35%

(A) ALL CAPITAL SHARES ISSUED AND OUTSTANDING AS OF SEPTEMBER 30, 1996 WERE RECLASSIFIED AS INVESTOR SHARES.
(B) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
                  YEAR ENDED JUNE 30, 1998 AND THE PERIOD FROM
        OCTOBER 1, 1996 ( COMMENCEMENT OF CLASS SHARES) TO JUNE 30, 1997


                                 CAPITAL BUILDER FUND - SELECT SHARES (A)
                                                          PERIOD ENDED
                                               1998         JUNE 30, 1997
                                               ----      -----------------

NET ASSET VALUE:
    Beginning of period                        $13.63         $12.47
    Income from investment operations:          -----          -----
         Net investment income                   0.05           0.00
         Net realized and unrealized gain
           on investments                        2.10           1.23
                                                 ----           ----
    Total income from
         investment operations                   2.15           1.23
                                                 ----           ----

    Less Distributions:
    Distributions from net investment income    (0.05)         (0.07)
    Distributions from capital gains            (2.00)         (0.00)
                                                ------         ------
    Total Distributions                         (2.05)         (0.07)
                                                ------         ------

         End of period (b)                     $13.73(b)      $13.63(b)

TOTAL RETURN: (B)                               17.21%(b)       9.62%(b)(c)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                $621,097       $272,010
    Ratio of expenses to average net assets      1.20%          0.96%(d)
    Ratio of net income to average net assets    0.35%          0.81%(d)
    Portfolio turnover rate                     26.29%         22.80%


(A) COMMENCING  OCTOBER 1, 1996, THE FUND BEGAN  OFFERING  SELECT  SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 3.9%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 1998, 1997, 1996, 1995, AND 1994

                                               CONVERTIBLE FUND - INVESTOR SHARES (A)
                                   --------------------------------------------------------
                                            1998       1997        1996       1995       1994
                                            ----       ----        ----       ----       ----
NET ASSET VALUE:
    Beginning of period                   $13.82      $13.20     $11.97     $11.69     $12.58
                                          ------      ------     ------     ------     ------

    Income (loss) from investment operations:
         Net investment income              0.23        0.26       0.33       0.30       0.29
         Net realized and unrealized gain
           (loss) on investments            2.72        2.10       1.73       1.01      (0.53)
                                            ----        ----       -----      -----     ------
    Total income (loss) from
         investment operations              2.95        2.36       2.06       1.31      (0.24)
                                            ----        ----       ----       ----      ------

    Less Distributions:
         Dividends from net
           investment income               (0.22)      (0.26)     (0.33)     (0.30)     (0.29)
         Dividends from capital gains      (1.02)      (1.48)     (0.50)     (0.73)     (0.36)
                                           ------      ------     ------     ------     ------
         Total Distributions               (1.24)      (1.74)     (0.83)     (1.03)     (0.65)
                                           ------      ------     ------     ------     ------

         End of period                    $15.53      $13.82     $13.20     $11.97     $11.69
                                          =======     =======    =======    =======    ======

TOTAL RETURN:                              22.60%      19.51%     17.60%     14.09%     (2.26%)
                                           ======      ======     ======     ======     =======

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period         $3,434,609  $2,860,786  $1,801,826  $1,764,967  $2,708,104
    Ratio of expenses to average
      net assets                            1.91%       1.93%      1.93%      2.25%      2.06%
    Ratio of net income to average
      net assets                            1.54%       1.95%      2.53%      2.58%      2.27%
    Portfolio turnover rate                90.62%     100.15%     79.30%     51.31%     65.76%

(A) ALL CAPITAL  SHARES  ISSUED AND  OUTSTANDING  AS OF SEPTEMBER  30, 1996 WERE
    RECLASSIFIED  AS  INVESTOR  SHARES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
                     YEAR ENDED JUNE 30, 1998 AND THE PERIOD
                       FROM JUNE 16, 1997 (COMMENCEMENT OF
                         CLASS SHARES) TO JUNE 30, 1997


                                       CONVERTIBLE FUND - SELECT SHARES (A)
                                                  1998              1997
                                                  ----              ----
NET ASSET VALUE:
    Beginning of period                          $13.83            $13.75
                                                 ------            ------

    Income from investment operations:
         Net investment income                     0.30              0.01
         Net realized and unrealized gain
           on investments                          2.77              0.17
                                                   ----              ----
    Total income from
         investment operations                     3.07              0.18
                                                   ----              ----

    Less Distributions:
         Dividends from net
           investment income                      (0.45)            (0.10)
                                                  ------            ------
         Dividends from capital gains             (0.92)             0.00
                                                  ------             ----
         Total Distributions                      (1.37)            (0.10)
                                                  ------            ------

         End of period                           $15.53(b)         $13.83(b)

TOTAL RETURN:                                     23.06%(b)          1.25%(b)(c)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                  $252,648           $57,682
    Ratio of expenses to average net assets        1.41%             1.41%(d)
    Ratio of net income to average net assets      2.04%             3.11%(d)
    Portfolio turnover rate                       90.62%            22.80%

(A) COMMENCING  OCTOBER 1, 1996, THE FUND BEGAN  OFFERING  SELECT  SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 3.9%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 1998, 1997, 1996, 1995, AND 1994

                                        CRESTONE SMALL CAP FUND - INVESTOR SHARES (A)
                                    -------------------------------------------------------
                                           1998         1997        1996     1995       1994
                                           ----         ----        ----     ----       ----
NET ASSET VALUE:
    Beginning of period                   $16.14       $15.27     $13.49     $11.59    $11.77
                                          ------       ------     ------     ------    ------
    Income from investment operations:
         Net investment loss               (0.15)       (0.12)     (0.10)     (0.08)    (0.07)
         Net realized and unrealized gain
           on investments                   1.37         2.45       2.91       2.34      0.20
                                            -----        -----      -----      -----     ----
    Total income from investment operations 1.22         2.33       2.81       2.26      0.13
                                            -----        -----      -----      -----     ----

    Distributions from capital gains       (3.45)       (1.46)     (1.03)     (0.36)    (0.31)
                                           ------       ------     ------     ------    ------

         End of period                    $13.91       $16.14     $15.27     $13.49    $11.59
                                          ======       ======     ======     ======    ======

TOTAL RETURN:                               7.83%       15.93%     22.33%     20.33%     1.21%
                                            =====       ======     ======     ======     =====

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period         $6,085,826   $7,839,528 $16,327,378 $9,589,788 $7,218,944

    Ratio of expenses to average net assets 1.75%        1.87%      1.75%      1.93%     1.91%

    Ratio of net loss to average net assets (.99%)      (1.02%)    (0.67%)    (0.60%)   (0.60%)

    Portfolio turnover rate               164.41%      226.30%    150.05%     86.50%    75.23%



(A) ALL CAPITAL  SHARES  ISSUED AND  OUTSTANDING  AS OF SEPTEMBER  30, 1996 WERE
    RECLASSIFIED  AS  INVESTOR  SHARES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
                     YEAR ENDED JUNE 30, 1998 AND THE PERIOD
                       FROM JUNE 16, 1997 (COMMENCEMENT OF
                         CLASS SHARES) TO JUNE 30, 1997

                                      CRESTONE SMALL CAP FUND- SELECT SHARES (A)
                                               1998               1997
                                               ----               ----
NET ASSET VALUE:
    Beginning of period                         $16.20           $15.44
                                                ------           ------

    Income from investment operations:
         Net investment loss                     (0.08)           (0.08)
                                                 ------           ------
         Net realized and unrealized gain
           on investments                         1.37             2.26
                                                  ----             ----
    Total income from
         investment operations                    1.29             2.18
                                                  ----             ----

         Distributions from capital gains        (3.44)           (1.42)
                                                 ======           ======

         End of period                          $14.05(b)        $16.20(b)

TOTAL RETURN:                                     8.35%(b)        16.04%(b)(c)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period               $9,137,961        $12,618,836

    Ratio of expenses to average net assets       1.25%            1.18%(d)

    Ratio of net income to average net assets    (0.49%)          (0.48%)(d))

    Portfolio turnover rate                     164.41%          226.30%


(A) COMMENCING  OCTOBER 1, 1996, THE FUND BEGAN  OFFERING  SELECT  SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 3.9%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 1998, 1997, 1996, 1995, AND 1994

                                    GOVERNMENT/QUALITY BOND FUND - INVESTOR SHARES (A)
                                    ----------------------------------------------------
                                         1998        1997      1996      1995      1994
                                         ----        ----      ----      ----      ----
NET ASSET VALUE:
    Beginning of period                   $10.19      $10.15    $10.43    $10.21    $11.17
                                          ------      ------    ------    ------    ------
    Income (loss) from investment operations:
         Net investment income              0.49        0.53      0.55      0.60      0.54
         Net realized and unrealized gain
           (loss) on investments            0.10        0.06     (0.28)     0.22     (0.75)
                                            -----       -----    ------     -----    ------
    Total income (loss) from
         investment operations              0.59        0.59      0.27      0.82     (0.21)
                                            -----       -----     -----     -----    ------

    Less Distributions:
         Dividends from net
           investment income               (0.49)      (0.55)    (0.55)    (0.60)    (0.54)
         Distribution from capital gains    0.00        0.00      0.00      0.00     (0.21)
         Total Distributions               (0.49)      (0.55)    (0.55)    (0.60)    (0.75)
                                           ------      ------    ------    ------    ------

         End of period                    $10.29      $10.19    $10.15    $10.43    $10.21
                                          ======      ======    ======    ======    ======

TOTAL RETURN:                               7.26%       6.37%     2.83%     9.42%    (2.00%)
                                            =====       =====     =====     =====    =======

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period           $862,934   $2,442,757  $3,524,956 $4,693,924 $8,832,147

    Ratio of expenses to average net assets 1.65%       1.49%     1.42%     1.47%     1.37%

    Ratio of net income to average
     net assets                             4.69%       5.13%     5.21%     5.86%     4.94%

    Portfolio turnover rate                 0.00%       8.70%    36.11%     9.33%   218.11%


(a) ALL CAPITAL  SHARES  ISSUED AND  OUTSTANDING  AS OF SEPTEMBER  30, 1996 WERE
RECLASSIFIED AS INVESTOR SHARES.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 LANCASTER FUNDS
                              FINANCIAL HIGHLIGHTS
                     YEAR ENDED JUNE 30, 1998 AND THE PERIOD
                    FROM JUNE 16, 1997 (COMMENCEMENT OF CLASS
                            SHARES) TO JUNE 30, 1997


                                               GOVERNMENT/QUALITY BOND FUND
                                                    SELECT SHARES (A)
                                                 1998           1997
                                                 ----           ----
NET ASSET VALUE:
    Beginning of period                           $10.19         $10.49
                                                  ------         ------

    Income from investment operations:
         Net investment income                      0.51           0.01
                                                    -----          ----
         Net realized and unrealized gain
           on investments                           0.24          (0.04)
                                                    ----          ------
    Total income from
         investment operations                      0.75          (0.03)
                                                    ----          ------

         Distributions from net investment income  (0.64)         (0.27)

         End of period                            $10.(b)        $10.19(b)

TOTAL RETURN:                                       7.(b)         (0.30)(b)(c)

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                    $39,497        $44,398

    Ratio of expenses to average net assets         1.40%          0.96%(d)

    Ratio of net income to average net assets       4.94%          4.52%(d)

    Portfolio turnover rate                         0.00%          8.70%


(A) COMMENCING  OCTOBER 1, 1996, THE FUND BEGAN  OFFERING  SELECT  SHARES.
(B) EXCLUDES MAXIMUM SALES CHARGE OF 1.5%.
(C) TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
(D) ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

1.  ORGANIZATION
     SMITH HAYES Trust, Inc., d/b/a Lancaster Funds, (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust issues its shares in series, each series representing a distinct fund with its own investment objectives and policies. These financial statements relate only to the following funds:

        Capital Builder Fund                    Crestone Small Cap Fund
        Convertible Fund                        Government/Quality Bond Fund

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Trust in preparing its financial statements:

     USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which a latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of The Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

     All securities are valued in accordance with the above policies at the close of each business day.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     At June 30, 1998, the cost of investment securities is identical for financial reporting and income tax purposes.

     The Capital Builder and Convertible Funds may write covered call put options or purchase exchange-traded call put options.

     At June 30, 1998, the funds authorized to write or purchase option contracts had no options outstanding nor were any written or purchased during the year then ended.

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and discount is accrued using both the constant yield and the straight-line methods.

     Realized investment gains and losses are determined by specifically identifying the issue sold.

     FEDERAL INCOME TAXES
     It is the policy of each fund to comply with requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the funds to their shareholders within the time period allowed by Federal law. Each fund is treated as a separate entity for tax purposes, and on a calendar basis will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any federal excise tax. The funds will not distribute net realized losses. Distributions will be made when capital gains have been generated to cover these losses. Each fund prepares its tax return on an accrual basis. The Government/Quality Bond Fund has unused capital loss carry forwards of approximately $273,000 available for federal income tax purposes at June 30, 1998. The loss begins expiring in 2004. For purposes of Code Section 852 (b)(3)(C), the Crestone Small Cap Fund hereby designates $1,019,234 as long-term capital gain distributions paid during the taxable year.

     Internal Revenue Code requirements regarding distributions may differ from amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

                              LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DISTRIBUTIONS TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date.

     CASH EQUIVALENTS
     Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 1998, the average yield on such funds was approximately 5.00%.

3.   RELATED PARTY TRANSACTIONS
     The Trust and each fund have retained CONLEY SMITH, Inc. (the Adviser) as their exclusive investment adviser. The agreement provides that each fund, except the Government/Quality Bond Fund, will pay the Adviser a fee equal to .75% per annum of the fund's average daily net assets. The Government/Quality Bond Fund pays .60% per annum of its average daily net assets.

     The Trust and each fund also retained Lancaster Administrative Services, Inc. (the Administrator) to act as its administrator and transfer agent. The agreement provides that each fund will pay an administrative fee to the Administrator equal to .25% per annum of its average daily net assets.

     In addition to the advisory and administrative services agreements, the Trust and each fund have retained SMITH HAYES Financial Services Corporation (the Distributor), a company related through common ownership and management, to act as the underwriter and distributor of the fund's shares. Pursuant to the shareholder approved distribution plan under Rule 12b-1, Investor shares of each fund will reimburse the distributor for shareholder-related expenses incurred in connection with the distribution of the fund's shares, however, under no circumstances shall such reimbursement exceed .50% per annum of the fund's average daily net assets (.25% for the Government/Quality Bond Fund).

     Under the terms of the advisory, administrative and distribution agreements outlined above, the funds collectively paid $265,668, $89,237, and $105,000, respectively, for such services. Of the amount paid to the Distributor, $100,901 was retained by them for sales of the Trust's shares made by their agents and brokers. The distributor also received $4,247 as its portion of the sales charges paid by purchasers of the Select shares of the funds. Such sales charges are not an expense of the Funds and hence are not reflected in the accompanying statement of operations.

                              LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

3.   RELATED PARTY TRANSACTIONS (CONTINUED)

     At  June  30,  1998,   the   following   accrued   investment   management,
     administrative fees and distribution expenses were payable to the Adviser, Administrator and the Distributor:

                                 Payable        Payable      Payable
                                   to             to           to
                                 Adviser     Administrator Distributor   Total
     Capital Builder Fund         $6,044        $2,015        $3,787   $11,846
     Convertible Fund              2,236           745         1,390     4,371
     Crestone Small Cap Fund       9,436         3,145         2,498    15,079
     Government/Quality
       Bond Fund                     450           188           179       817

     Under the terms of the adviser agreement, the Adviser may be obligated to reimburse a fund up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the fund, including the Adviser's fee, exceed certain limitations. At June 30, 1998, no expense reimbursement was required.

4.   SECURITIES TRANSACTIONS
     In addition to the amounts paid by the funds under the adviser, administrative and distribution plans, the funds used SMITH HAYES Financial Services Corporation (SMITH HAYES) to affect security trades on their behalf. As is customary in the industry, the investment sub-advisers evaluate the pricing and ability to execute the transaction in selecting brokers to affect trades. SMITH HAYES was paid commissions in the amount of $20,362 for their brokerage services during the year ended June 30, 1998.

     Purchases of securities and proceeds from sales of securities during the year ended June 30, 1998, were as follows for each fund:

                                               Purchases of        Proceeds
                                              Securities          from Sales
        Capital Builder Fund                    $2,567,176        $3,843,755
        Convertible Fund                         3,563,307         3,360,738
        Small Cap Fund                          36,535,709        43,659,734
        Government/Quality Bond Fund                 -             1,409,657

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

4.   SECURITIES TRANSACTIONS (CONTINUED)

     At June 30, 1998, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each fund were as follows:

                                                       Aggregate Gross
                                                         Unrealized
                                               Appreciation       Depreciation
        Capital Builder Fund                    $3,344,013          $284,149
        Convertible Fund                           470,012            78,321
        Small Cap Fund                           1,736,701           320,773
        Government/Quality Bond Fund                31,477               981


5.   CAPITAL SHARE TRANSACTIONS
     The Trust is authorized to issue a total of one billion shares of common stock in series with a par value of $.001 per share. The Board of Directors authorized the issuance of 120,000,000 shares in three classes of
     40,000,000 shares each designated Select, Investor and Market shares for each of the funds. Market shares are currently not offered by the funds. Effective October 1, 1996, the Funds offer shares in two classes: Investor and Select. All outstanding shares were reclassified to Investor Shares on September 30, 1996. Investor shares are sold without a sales load, but with a Rule 12b-1 fee. Select shares are sold with a front-end sales load of up to 3.90%. Select shares do not incur a Rule 12b-1 fee.

     Transactions in the capital stock of each fund for the year ended June 30, 1998, were as follows:

                                                     Capital          Capital
                                                     Builder          Builder
                                                      Fund             Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:
         Shares sold                                44,704.362      28,425.329
         Shares redeemed                          (192,128.615)     (8,673.968)
         Reinvested distributions                  101,474.854       5,518.328
                                                  ------------     -----------
         Net increase (decrease)                   (45,949.399)     25,269.689
                                                ===============     ==========

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

5.   CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                   Convertible     Convertible
                                                      Fund            Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:
         Shares sold                                14,985.733      11,500.510
         Shares redeemed                           (15,044.749)       (826.439)
         Reinvested distributions                   18,552.545       1,384.201
                                                    ----------    ------------
         Net increase                               18,493.529      12,058.272
                                                    ==========     ===========


                                                    Crestone        Crestone
                                                    Small Cap       Small Cap
                                                      Fund            Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:
         Shares sold                                29,151.031     190,091.149
         Shares redeemed                          (185,335.815)   (513,042.190)
         Reinvested distributions                  107,981.909     194,276.888
                                                   -----------     -----------
         Net decrease                              (48,202.875)   (128,674.153)
                                                 ==============    ============


                                                   Government/     Government/
                                                    Quality Bond   Quality Bond
                                                      Fund            Fund
                                                 Investor Shares   Select Shares
         Transactions in shares:
         Shares sold                                 2,317.133       1,147.774
         Shares redeemed                          (163,512.358)     (1,944.182)
         Reinvested distributions                    5,380.816         276.977
                                                --------------       ---------
         Net decrease                             (155,814.409)       (519.431)
                                                   ============     ===========

     At June 30, 1998, directors, officers and employees of the Trust, the Adviser, Administrator and Distributor and their immediate families held the following in each fund:
                                                   Shares
        Value
         Capital Builder Fund Investor Shares       41,408.519          $567,711
         Capital Builder Fund Select Shares          6,601.169            90,634
         Convertible Fund Select Shares              4,249.922            66,001
         Crestone Small Cap Fund Select Shares       7,539.963           105,936
         Government/Quality Bond Fund Select Shares    110.708             1,140

--------------------------------------------------------------------------------

                               LANCASTER FUNDS

                             NEBRASKA TAX-FREE FUND

                                 ANNUAL REPORT
                                 JUNE 30, 1998

--------------------------------------------------------------------------------

Lancaster Funds Nebraska Tax-Free Fund

Dear Shareholder:

During the previous twelve months there were a number of events, both foreign and domestic, which could have negatively affected our financial markets. In addition to the economic problems which spread throughout the Far East, including Japan, Western Europe was stagnant and Russia continues to struggle in its transition to a market economy. On the domestic front, the executive bond remained under siege.

As indicated by the favorable results in the financial markets, there had to be some positive influences. The domestic economy remained vibrant, inflation was subdued, and the budget deficit declined.

While short term interest rates were essentially unchanged for the year, rates on the 10-year and 30-year bonds declined by approximately 100 basis points to 5.45% and 5.65% respectively as investors' concerns about inflation moderated with the decrease in the federal deficit.

On June 30, 1998, the net asset value of the Fund was $9.95 as compared to $9.87 at the end of fiscal 1997. The total return for the year, which includes dividends and capital changes, was 5.8%.

The monthly dividend of $.04 provides a yield of 4.8%. For a Nebraska resident in a 31% tax bracket, this is equivalent to a yield on a taxable bond of nearly 7.5%.

Accordingly, the Nebraska Tax Free Fund provides a premium yield to taxable securities for those investors seeking yield and preservation of capital.

Sincerely,


/S/JOHN CONLEY
John H. Conley
President                                                 August 7, 1998

OBJECTIVE:

Nebraska Tax-Free Fund seeks to provide investors with a high level of income exempt from federal income tax and from Nebraska state income tax while seeking preservation of capital consistent with prudent investing. Under normal market conditions, the Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in municipal securities, the interest on which is exempt from federal income taxes and from the income taxes of the State of Nebraska.


[GRAPHIC OMITTED]



             Comparison of change in value of $10,000 investment in
                   Nebraska Tax-Free and the Merrill Lynch Municipal


Avg. Annual Return                           06/30/98 Value
1 year      5.79%                  Nebraska Tax-Free        $11,710.68
5 Year       -                     Merrill Lynch Municipal  $12,709.33
Inception   4.90%

Past performance is not predictive of future performance.
Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains.
Results reflect payment of a maximum sales charge of 3.9% on the
  $10,000 investment with dividends and capital gains reinvested. For the period July 12, 1993 through June 30, 1998.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lancaster Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lancaster Funds Nebraska Tax-Free Fund as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from July 12, 1993 (commencement of operations) to June 30, 1994 were audited by other auditors whose report dated July 22, 1994, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lancaster Funds Nebraska Tax-Free Fund as of June 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Lincoln, Nebraska
July 24, 1998

                                 LANCASTER FUNDS
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998


                             NEBRASKA TAX FREE FUND
                                                              PERCENT
PRINCIPAL                                                     OF NET
  AMOUNT                   TAX-EXEMPT SECURITIES- 95.45%      ASSETS      VALUE
  ------                   -----------------------------      ------      -----

                                     EDUCATION                9.71%

  $250,000   Cass County Nebraska School District No. 1                $246,675
             Refunding Bond 5.0% Due 12/15/19

   300,000   Nebraska Higher Education Loan Program Junior
             Subordinated Bonds, Series A-6, 6.40% Due 6/1/13           324,984

   100,000   Nebraska Educational Finance Authority Revenue Bonds
             Series 1995 (Concordia Teacher's College)
                5.90% Due 12/15/15                                      103,693

   200,000   Nebraska Educational Finance Authority Revenue Bonds
             Series 1995 (Midland Lutheran College) 6.25% Due 6/15/15   207,245

   100,000   Nebraska Educational Finance Authority Revenue Bonds
             Series 1994 (Dana College Project) 6.75% Due 6/1/14        111,574

   200,000   Omaha School District Lease Finance
             4.2% Due 5/15/01                                           201,068
                                                                        -------
                                                                      1,195,239

                             ELECTRICAL, WATER, SEWER         5.12%
   300,000   City Of Grand Island, Sewer System Revenue Bonds
             Series 1994, 6.00% Due 4/1/14                              319,179

   100,000   City Of Hastings, Nebraska Combined Utility Revenue Bonds
             Series 1994, 6.875% Due 10/15/14                           103,576

   200,000   City Of Kearney, Nebraska Combined Utilities Revenue
             Refunding Bonds, Series 1994, 6.10% Due 6/1/14             207,354
                                                                        -------
                                                                        630,109

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                              PERCENT
 PRINCIPAL                                                    OF NET
    AMOUNT                                                    ASSETS      VALUE
  ------                                                      ------      -----
                                GENERAL OBLIGATION            20.79%

   $50,000   Boyd County Nebraska School District No. 38 (Spencer-Naper)
             General Obligation Bonds, 5.85% Due 6/15/13                $51,534

   120,000   Colfax County Nebraska School District No. 2 (Schuyler)
             General Obligation Bonds, Series 1993, 5.65% Due 12/15/09  120,000

   150,000   Colfax County Nebraska School District No. 2 (Schuyler)
             General Obligation Bonds, Series 1993, 5.75% Due 12/15/11  150,000

   400,000   Dawson County Sanitary & Improvement Dist #1 Refunding
             Bond, Series 1997, IBP 5.65% Due 2/1/22                    421,293

   200,000   Douglas County School District No. 017
             (Millard Public Schools) Refunding Bonds
             Series 1996A 4.65% Due 10/01/01                            203,154

   150,000   Douglas County School District No. 66
             5.00% Due 12/1/17                                          146,668

   150,000   Douglas County School District No. 010
             (Elkhorn Public Schools) Refunding Bonds
             Series 1995 6.40% Due 12/15/08                             155,122

   100,000   Douglas County School District No. 010
             (Elkhorn Public Schools) Refunding Bonds
             Series 1994 6.60% Due 12/15/10                             103,645

   100,000   Douglas County School District No. 010
             (Elkhorn Public Schools) Refunding Bonds
             Series 1994 6.75% Due 12/15/14                             103,856

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                              PERCENT
 PRINCIPAL                                                    OF NET
    AMOUNT                  GENERAL OBLIGATION (CONT'D)       ASSETS     VALUE
  ------                   -----------------------------      ------      -----
  $100,000   Douglas County Sanitary & Improvement District No. 257
             General Obligation Refunding Bond (Ramble Ridge)
             6.25% due 5/15/09                                         $103,471

   100,000   Keith County School District No. 001
             (Ogallala Public Schools) School Building Bonds
             Series 1994B 6.30% Due 11/15/09                            103,042

   350,000   Lancaster County School District 001 (Lincoln)
             Lease Purchase 4.15% Due 10/26/00                          350,000

   100,000   Lincoln-Lancaster County Public Building Commission
             Series 1994 6.20% Due 10/15/11                             106,081

   100,000   City Of North Platte Various Purpose Bonds
             Series 1995 6.20% Due 3/15/15                              103,424

   175,000   Saunders County School District 107 (Cedar Bluffs)
             Public Schools 6.35% Due 7/1/14                            179,003

   150,000   Western Nebraska Community College Certificates
             Of Participation Lease Rentals 6.55% Due 10/15/13          160,244
                                                                        -------
                                                                      2,560,537

                                      HOUSING                 11.33%

   210,000   Nebraska Investment Finance Authority Multi-Family Revenue
             Bonds (Waterbrook Apt. Project) 5.60% Due 4/1/07           210,000

   100,000   Nebraska Investment Finance Authority Single Family Housing
             Revenue Bonds 1996 Series A,  5.95% Due 3/1/27             100,000

   100,000   Nebraska Investment Finance Authority Single Family Housing
             Revenue Bonds 1995 Series A,  6.15% Due 3/1/09             100,000

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                               PERCENT
 PRINCIPAL                                                     OF NET
    AMOUNT                       HOUSING (CONT'D)              ASSETS     VALUE
  ------                   -----------------------------       ------     -----
  $100,000   Nebraska Investment Finance Authority Single Family Housing
             Revenue Bonds 1995 Series A,  6.20% Due 9/1/10            $100,000

   185,000   Nebraska Investment Finance Authority Single Family Housing
             Revenue Bonds 1994 Series A-1,  6.30% Due 3/1/17           185,000

   250,000   Nebraska Investment Finance Authority Single Family Housing
             Revenue Bonds 1995 Series B,  6.40% Due 9/1/26             250,000

   450,000   Nebraska Investment Finance Authority Single Family Housing
             Revenue Bonds 1994 Series D-1,  7.30% Due 9/1/26           450,000
                                                                        -------
                                                                      1,395,000

                                       POWER                   7.28%

   100,000   McCook Public Power  District Electric System Revenue
             And Refunding Bonds 6.75% Due 12/15/09                     103,676

   200,000   Municipal Energy Agency Of Nebraska Power System
             Revenue Refunding Bonds 1992 Series A 6.00% Due 4/1/17     210,066

   325,000   Nebraska Public Power District Electric System Revenue
             Bonds Series 5.00% Due 7/1/04                              321,235

   150,000   Nebraska Public Power District Electric System Revenue
             Bonds Series 1992 A 6.25% Due 1/1/02                       161,144

   100,000   Omaha Public Power District Electric System Revenue
             Bonds Series 1997A 4.30% Due 2/1/00                        100,699
                                                                        -------
                                                                        896,820
                                  TRANSPORTATION
   100,000   Omaha Nebraska Airport Authority Facilities Revenue  0.81%
                                                                  -----
             Refunding Bonds Series 1993 5.50% Due 1/1/13               100,024

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                               PERCENT
 PRINCIPAL                                                     OF NET
    AMOUNT                                                     ASSETS     VALUE
-----------                                                   --------   -------
                                      HOSPITAL                  20.53%
  $450,000   Douglas County Hospital Authority No. 2 Revenue Bonds
             Health Care Facilities (Catholic Health Care Corp.)
             5.00% Due 12/15/17                                        $441,524

   150,000   Douglas County Hospital Authority No. 2 Revenue Bonds
             Health Care Facilities (Catholic Health Care Corp.)
             5.10% Due 7/1/04                                           155,069

   275,000   Douglas County Hospital Authority No. 2 Revenue Bonds
             Health Care Facilities (Catholic Health Care Corp.)        279,758
             5.375% Due 11/15/15

   100,000   Douglas County Hospital Authority No. 2 Revenue Bonds
             Health Care Facilities (Catholic Health Care Corp.)        106,925
             5.85% Due 11/15/03

   125,000   Douglas County Hospital Authority No. 2 Revenue Bonds
             Health Care Facilities (Catholic Health Care Corp.)
             6% Due 11/15/15                                            133,724

   100,000   Douglas County Hospital Authority No. 2 Revenue Bonds
             Health Care Facilities (Catholic Health Care Corp.)
             6.25% Due 11/15/22                                         107,141

   100,000 Gage County Hospital Authority No. 1 Hospital Revenue Bonds Beatrice Community Hospital And Health Care Project
             6.75% Due 10/1/07                                          111,872

   200,000 Gage County Hospital Authority No. 1 Hospital Revenue Bonds Beatrice Community Hospital And Health Care Project
             6.75% Due 10/1/14                                          228,496

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                                  PERCENT
 PRINCIPAL                                                        OF NET
    AMOUNT                       HOSPITAL (CONT'D)                ASSETS  VALUE
---------------          -----------------------------            ------  ------
  $100,000   Kearney County Nebraska Hospital Authority No. 1 Revenue
             Bonds, Series 1993 (Bethpage Mission of the Great Plains, Inc.)
             5.90% Due 6/1/07                                          $101,785

   200,000   Lancaster County Nebraska Hospital Authority Hospital
             Revenue Bonds Series 1992 A (Sister's Of Charity Health Care
             Systems, Inc.) 6.25% Due 5/15/12                           219,424

   200,000   Nebraska Investment Finance Authority State Revolving Fund
             Revenue Bonds Series 1997A (Catholic Health Initiatives)
             5.125% Due 12/1/17                                         198,845

   150,000   Nebraska Investment Finance Authority Hospital Revenue
             Bonds (Great Plains Regional Medical Center Project)
             6.50% Due 5/15/14                                          165,218

   200,000   Nebraska Investment Finance Authority Hospital Revenue
             Bonds (Nebraska Methodist Healthcare System)
             6.55% Due 3/1/99                                           203,684

    75,000   Nebraska Investment Finance Authority Hospital Revenue
             Bonds (Foundation Educational Building Fund)
             7.00% Due 11/1/09                                           75,000
                                                                         ------
                                                                      2,528,465

                                 VARIOUS REVENUES            19.88%
   150,000   District Energy Corporation Facility Revenue Bonds
             Series 1993 (City-County Building And County Correctional
             Family Project) 5.50% Due 7/1/13                           153,998

    50,000   Lincoln-Lancaster County Public Building Commission Tax
             Supported Lease Rental Revenue Building Bonds Series 1996
             6.10% Due 10/15/99                                          50,712

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                              PERCENT
 PRINCIPAL                                                    OF NET
    AMOUNT                   VARIOUS REVENUES (CONT'D)        ASSETS     VALUE
-------------               --------------------------       -------    -------

  $250,000   City Of Lincoln Parking Revenues Bonds Series 1994 C
             6.10% Due 8/15/09                                         $263,761

   100,000   City Of Lincoln Parking Revenues Bonds Series 1994 C
             6.15% Due 8/15/11                                          105,649

   490,000   Nebraska Juvenile Services, Detention Facility Lease
             Revenue Bonds, Series 1997 6.375% Due 6/1/17               539,835

   100,000   Nebraska Investment Finance Authority State Revolving
             Revenue Bonds, Series 1998 4.60% Due 7/01/08                99,638

   100,000   Nebraska Investment Finance Authority State Revolving
             Revenue Bonds, Series 1998 4.70% Due 7/01/09                99,682

   100,000   Nebraska Investment Finance Authority State Revolving
             Revenue Bonds, Series 1998 4.80% Due 7/01/10                99,673

   100,000   Nebraska Investment Finance Authority State Revolving
             Revenue Bonds, Series 1998 4.90% Due 7/01/11                99,812

   100,000   Nebraska Investment Finance Authority
             Revenue Bonds, Series A 5.85% Due 9/1/17                   100,000

   235,000   Nebraska Investment Finance Authority
             Revenue Bonds, Series E 6.25% Due 9/1/28                   235,000

   200,000   Nebraska Public Gas Agency Gas Supply System Revenue
             Bonds, Series A 5.65% Due 4/1/06                           209,904

   200,000   Nebraska Public Gas Agency Gas Supply System Revenue
             Bonds, Series A 6.25% Due 4/1/05                           213,092

                             NEBRASKA TAX FREE FUND
                             SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1998
                                                               PERCENT
 PRINCIPAL                                                     OF NET
    AMOUNT                   VARIOUS REVENUES (CONT'D)         ASSETS     VALUE
--------------              ---------------------------        ------     -----

  $175,000   City of Omaha Auditorium Facilities Corporation           $176,534
             (Omaha Civic Project) Series 1996 4.35% Due 8/15/00      2,447,290
                                                                      ---------


        Total Investment in Securities (Cost $11,399,454)   95.45%  $11,753,484
        Cash Equivalents                                     3.36%      413,320
        Other Assets, less Liabilities                       1.19%      146,594
                                                             -----      -------
        NET ASSETS                                         100.00%  $12,313,398
                                                         ========= ============

                               LANCASTER FUNDS
                            NEBRASKA TAX-FREE FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998



ASSETS:
     Investments in securities, at market value (cost $11,399,454) $11,753,484
     Cash equivalents                                                  413,320
     Accrued interest and dividends receivable                         154,783
                                                                      --------
         Total assets                                               12,321,587
                                                                    ==========
LIABILITIES:
     Accrued expenses, including investment
       management and distribution expense payable to
       adviser, administrator and distributor (note 3)                   8,189
                                                                         -----

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                 $12,313,398
                                                                   ===========

NET ASSETS ARE REPRESENTED BY:
     Capital stock outstanding, at par                                  $1,237
     Additional paid-in capital                                     12,348,107
     Accumulated undistributed net investment income                    22,558
     Accumulated undistributed net realized loss on investments       (412,534)
     Unrealized appreciation (note 4)                                  354,030
         Total amount representing net assets applicable to           --------
          1,237,310 outstanding shares of $0.001 par value
          common stock (50,000,000 shares authorized)              $12,313,398
                                                                   ===========


     Net asset value per share                                           $9.95
                                                                         =====

     SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           LANCASTER FUNDS
                       NEBRASKA TAX-FREE FUND
                       STATEMENT OF OPERATIONS
                      YEAR ENDED JUNE 30, 1998




INVESTMENT INTEREST INCOME:                                  $598,984
                                                              -------
EXPENSES (NOTE 3):
      Investment advisory fees                                 16,235
      Administration fees                                      13,529
      Distribution expenses                                    27,041
      Custodial fees                                            4,511
      Auditing and tax accounting fees                          3,128
      Other Operating Expense                                   8,804
                                                                -----
          Total expenses                                       73,248
                                                               ------
           Net investment income                              525,736
                                                              -------
REALIZED AND UNREALIZED GAIN ON
      INVESTMENTS (NOTE 4):
      Net realized gain                                         4,650
      Net unrealized appreciation                               -----
           Beginning of period                                276,870
           End of period                                      354,030
                                                              -------
             Net unrealized appreciation                       77,160
                                                               ------
             Net realized and unrealized gain on investments   81,810
                                                               ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $607,546
                                                              =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                       YEARS ENDED JUNE 30, 1998 AND 1997




                                                       YEAR ENDED    YEAR ENDED
                                                     JUNE 30, 1998 JUNE 30, 1997
                                                     ------------- -------------

FROM INVESTMENT OPERATIONS:
    Net investment income                                $525,736      $484,521
    Net realized gain (loss) on investments                 4,650      (30,380)
    Unrealized appreciation on investments                 77,160       279,032
                                                           -------      -------
        Net increase in net assets resulting
        from operations                                   607,546       733,173
                                                          -------       -------
DIVIDENDS PAID TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME:                            521,287       486,874
                                                          --------      -------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold
          (286,828 and 334,533 shares)                   2,854,515    3,277,247
    Distributions reinvested (31,469 and 29,522 shares)    312,492      288,578
    Payment for redemptions (183,982 and 269,196 shares)(1,827,054)  (2,628,675)
         Net increase from capital share transactions    ---------    ---------
         (134,315 and 94,859 shares)                     1,339,953      937,150
                                                         ----------     -------

TOTAL INCREASE IN NET ASSETS:                            1,426,212    1,183,449

NET ASSETS:
    Beginning of period                                 10,887,186    9,703,737
                                                        -----------   ---------
    End of period                                      $12,313,398  $10,887,186
                                                       ============ ===========


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                LANCASTER FUNDS
                             NEBRASKA TAX-FREE FUND
                              FINANCIAL HIGHLIGHTS
       YEARS ENDED JUNE 30, 1998, 1997, 1996, 1995 AND FOR THE PERIOD FROM
           JULY 12, 1993 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1994

                                                                                Period Ended
                                            1998        1997     1996      1995     1994
                                            ----        ----     ----      ----     ----
NET ASSET VALUE:
    Beginning of period                     $9.87       $9.63     $9.71    $9.42   $10.00
                                            -----       -----     -----    -----   ------
    Income (loss) from investment operations:
         Net investment income               0.48        0.48      0.49     0.48     0.50
         Net realized and unrealized gain
           (loss) on investments             0.08        0.24     (0.08)    0.29    (0.63)
                                             -----       -----    ------    -----   ------
    Total income (loss) from
         investment operations               0.56        0.72      0.41     0.77    (0.13)
                                             -----       -----     -----    -----   ------
    Less Distributions:
         Dividends from net
          investment income                (0.48)      (0.49)    (0.49)   (0.48)   (0.45)
                                            ------      ------    ------   ------   ------

         End of period (1)                  $9.95       $9.86     $9.63    $9.71    $9.42
                                            =====       =====     =====    =====    =====

TOTAL RETURN: (1)                            5.8%        7.1%      4.3%     8.5%    (1.6%)*
                                             ====        ====      ====     ====    =====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $12,313,398  10,887,186  9,703,737 10,523,865 8,893,922

  Ratio of expenses to average net assets    0.68%       0.67%     0.76%    0.71%    0.41%*

  Ratio of net income to average net assets  4.86%       4.95%     4.96%    5.15%    4.99%*

  Portfolio turnover rate                   12.35%      19.76%    17.53%   34.96%    7.45%


*   ANNUALIZED FOR THOSE PERIODS LESS THAN TWELVE MONTHS IN DURATION.
(1) Excludes maximum sales charge of 3.90%

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

1.  ORGANIZATION

    SMITH HAYES Trust, Inc., d/b/a Lancaster Funds, (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. These financial statements apply only to the Nebraska Tax-Free Fund (the Fund).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

    USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

    VALUATION OF INVESTMENTS: Fund securities are valued at fair value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

    All securities are valued in accordance with the above policies at the close of each business day provided that the Fund has shareholder activity.

    At June 30, 1998, the cost of investment securities is identical for financial reporting and income tax purposes.

    SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date securities are purchased or sold (trade date). Interest income is accrued daily. Amortization of bond premium and discount is accrued daily using both the constant yield and the straight-line methods. Realized investment gains or losses are determined by specifically identifying the security sold.

    FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The Fund prepares its tax return on an accrual basis. There will be no net
                                       16

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

2.  CONTINUED

    realized gain distributions until the net realized loss carry forwards have been offset or expired. The Fund has unused capital loss carry forwards of approximately $413,000 available for federal income tax purposes at June 30, 1998. The loss begins expiring in 2003.

    DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders are recorded on the ex-dividend date.

    CASH EQUIVALENTS: Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 1998, the average yield on such tax-free funds was approximately 3.10%

3.  RELATED PARTY TRANSACTIONS

    The Fund has retained CONLEY SMITH, Inc. (the Adviser) as its exclusive investment adviser. The agreement provides that the Fund will pay the Adviser a fee equal to .15% per annum of its average daily net assets.

    The  Fund  also  retained  Lancaster   Administrative  Services,  Inc.  (the
    Administrator), to act as its administrator and transfer agent. The agreement provides that the Fund will pay a fee to the Administrator equal to .125% per annum of the average daily net assets.

    In addition to the advisory and administrative services agreements, the Fund has retained SMITH HAYES Financial Services Corporation (the Distributor), a company related through common ownership and management, to act as the underwriter and distributor of the Fund's shares. Pursuant to the distribution plan under Rule 12b-1, the Fund will reimburse the Distributor for shareholder-related expenses incurred in connection with the distribution of the Fund's shares, however under no circumstances shall such reimbursement exceed .25% per annum of the Fund's average daily net assets.

    Under the terms of the advisory, administrative and distribution agreements outlined above, the Fund paid $16,235, $13,529, and $27,041, respectively, for such services. Of the amount paid to the Distributor, $18,997 was retained by them for the sale of shares made by their agents and brokers. The Distributor also received $5,851 and retained $4,877 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund shares. Such sales charges are not an expense of the Fund and hence are not reflected in the accompanying statement of operations.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS

3.  CONTINUED

    Under the terms of the advisory agreement, the Adviser may be obligated to reimburse the Fund up to the amount of the Adviser's fee paid to the Adviser if during any year the expenses of the Fund, including the Adviser's fee, exceed certain limitations. At June 30, 1998 no expense reimbursement was required.

    In addition to the amount paid by the Fund under the advisory, administration and distribution plans, the Fund used SMITH HAYES Financial Services Corporation (SMITH HAYES) to affect security trades on their behalf. SMITH HAYES was paid commissions in the amount of $15,400 for their brokerage services during the year ended June 30, 1998.

    At June 30, 1998, the directors, officers, and employees of the Trust, the Adviser, Administrator and Distributor and their immediate families held 12,759 shares at a value of $126,950.

4.  SECURITIES TRANSACTIONS

    The Fund made purchases and sales of investment securities of $2,630,234 and $1,295,518, respectively, during the year ended June 30, 1998.

    At June 30, 1998, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities were $359,529 and $5,499, respectively.

--------------------------------------------------------------------------------


                                LANCASTER FUNDS

                           INSTITUTIONAL MONEY MARKET

                                 ANNUAL REPORT

                                 JUNE 30, 1998
--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Lancaster Funds

We have audited the accompanying statement of net assets of the Lancaster Funds Institutional Money Market Fund as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1994 were audited by other auditors whose report dated July 22, 1994, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lancaster Funds Institutional Money Market Fund as of June 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Lincoln, Nebraska
July 24, 1998

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1998
                                                       YIELD AT
                                                        TIME OF        AMORTIZED
   PAR VALUE          DESCRIPTION                      PURCHASE          COST
----------------  ----------------------------------  -------------  -----------

CERTIFICATES OF DEPOSIT -- 1.1%
        $95,000   First National Bank,                      6.00%     $95,000
                       Lewellen, Nebraska, due 3/23/99

         95,000   First Cozad Bank                          5.75%      95,000
                       Cozad, Nebraska, due 12/16/98

         95,000   Curtis State Bank,                        5.75%      95,000
                       Curtis Nebraska, due 3/16/99

         95,000   First National Bank,                      5.85%      95,000
                       Holdrege Nebraska, due 8/10/98

         97,288   Burlington Credit Union,                  6.22%      97,288
                                                                       ------
                       Lincoln Nebraska, due 8/12/98

                  Total (cost $477,288)                               477,288
                                                                      -------

GOVERNMENT AND AGENCY SECURITIES -- 99.3%
     13,500,000   FNMA due 7/21/98 5.51%                           13,459,582

     13,500,000   FNMA due 8/21/98 5.38%                           13,397,119

     12,500,000   FNMA due 9/25/98 5.39%                           12,339,069

                  Federated Investors
        130,986         Government Obligations Tax Managed Fund       130,986

      1,294,139   Goldman Sachs Money Market Fund                   1,294,139
                                                                    ---------

                  Total (cost $40,620,895)                         40,620,895
                                                                   ----------

TOTAL INVESTMENTS -- 100.4%                                        41,098,183
                                                                   ----------

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                            JUNE 30, 1998 (CONTINUED)


EXCESS OF OTHER ASSETS OVER TOTAL LIABILITIES -- (0.4%)
     (Includes  $14,458  payable  to  investment advisor,           (177,276)
      administrator and distributor and $169,499 dividends payable to shareholders)

NET ASSETS -- 100%
     Applicable to 40,920,907 outstanding shares of $0.001
     par value common stock (100,000,000 shares authorized)       $40,920,907
                                                                  ===========


NET ASSET VALUE:
     Offering and redemption price per share                             $1.00
                                                                         =====


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          LANCASTER FUNDS
                  INSTITUTIONAL MONEY MARKET FUND
                      STATEMENT OF OPERATIONS
                      YEAR ENDED JUNE 30, 1998




           INVESTMENT INTEREST INCOME:                  $2,478,683
                                                         ---------
           EXPENSES (NOTE 2):
               Investment advisory fees                     44,835
               Administration fees                          53,802
               Distribution expenses                        89,676
               Custodial fees                               19,960
               Other expenses                               23,262
                                                            ------
                   Total expenses                          231,535
                                                         ---------
                    Net investment income               $2,247,148
                                                         =========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            LANCASTER FUNDS
                    INSTITUTIONAL MONEY MARKET FUND
                   STATEMENT OF CHANGES IN NET ASSETS
                   YEARS ENDED JUNE 30, 1998 AND 1997


                                                  1998            1997
                                                  ----            ----
FROM INVESTMENT OPERATIONS:
    Net investment income
         distributed to shareholders           $2,247,148     $2,403,181
                                               ===========    ==========

FROM SHARE TRANSACTIONS:
    (at contant net asset value of
    $1 per share)
    Shares sold                                89,998,583     69,935,250
    Shares issued in reinvestment of
         dividends from net investment income   2,042,769      2,122,027
                                               ----------     ----------
                                               92,041,352     72,057,277

    Shares redeemed                            93,963,962     95,976,861
                                               -----------    ----------

    Total decrease in net assets               (1,922,610)   (23,919,584)


NET ASSETS:
    Beginning of period                        42,843,517     66,763,101
                                               -----------    ----------
    End of period                             $40,920,907    $42,843,517
                                              ============   ===========


    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                         INSTITUTIONAL MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
              YEARS ENDED JUNE 30, 1998, 1997, 1996, 1995 AND 1994



                                            1998    1997    1996   1995   1994
                                            ----    ----    ----   ----   ----
NET ASSET VALUE:
     Beginning of period                   $1.00   $1.00   $1.00  $1.00  $1.00
                                           -----   -----   -----  -----  -----
     Income from investment operations:
          Net investment income             0.050   0.050   0.052  0.054  0.040

     Less Distributions:
          Dividends from net investment
             income                       (0.050) (0.050) (0.052)(0.054)(0.040)
                                           -----   -----   -----  -----  -----
          End of period                    $1.00   $1.00   $1.00  $1.00  $1.00
                                           =====   =====   =====  =====  =====

YIELD:                                      4.96%   4.81%   5.02%  5.63%  4.52%
                                            =====   =====   =====  =====  =====

EFFECTIVE YIELD:                            5.07%   4.92%   5.14%  5.79%  4.62%
                                            =====   =====   =====  =====  =====

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $40,921 $42,844 $66,763 $24,337 $28,009

 Ratio of expenses to average net assets    0.52%   0.58%   0.57%  0.54%  0.61%

 Ratio of net income to average net assets  5.05%   4.95%   5.17%  5.42%  4.05%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    SMITH HAYES Trust, Inc., d/b/a Lancaster Funds, (the Company) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. These financial statements relate only to the Institutional Money Market Fund (the Fund).

    The following is a summary of significant accounting policies employed by the Company in preparing its financial statements.

    USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

    VALUATION OF INVESTMENTS: Fund securities are valued at amortized cost. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost as defined is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share. The Fund maintains a constant net asset value of $1 per share.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Realized gains or losses on sales of investments are determined by specifically identifying the issue sold. In computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

    FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to have the Fund distribute virtually all of its taxable income generated to it's shareholders. Therefore, no liability for Federal income taxes is required. On a calendar year basis, the Fund will distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any Federal excise taxes. The Fund prepares its tax return on an accrual basis.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS


1.  CONTINUED

    DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders are accrued and declared daily from net investment income. Payments or reinvestments of dividends are made monthly.

2.  MANAGEMENT FEE, DISTRIBUTION EXPENSE AND TRANSACTIONS WITH AFFILIATES

    The Fund has retained CONLEY SMITH, Inc. (the Adviser) as its exclusive investment adviser. Under the terms of the agreement the adviser is paid a monthly fee computed at an annual rate of .10% of the average daily net assets of the Fund.

    The Fund has also retained Lancaster Administrative Services, Inc. (the Administrator), to act as its administrator and transfer agent. The agreements provide for a fee computed and paid monthly at an annual rate of .12% of the average daily net assets of the Fund.

    The Fund has retained SMITH HAYES Financial Services Corporation (the Distributor), a company related through common ownership and management, to act as the underwriter and distributor of the Fund's shares. Pursuant to the shareholder approved distribution plan under Rule 12b-1, the Fund will reimburse the Distributor for shareholder-related expenses incurred in connection with the distribution of the Fund's shares. Aggregate payments cannot exceed the annual rate of .20% of the Fund's average daily net assets.

    Under the terms of the advisory, administrative and distribution agreements outlined above, the Fund paid $44,835, $53,802, and $89,676, respectively, for such services.

    In addition to the amounts paid under the advisory, administration and distribution plans, the Fund primarily used SMITH HAYES Financial Services Corporation (SMITH HAYES) to affect security trades on its behalf. As is customary in the industry, the adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. SMITH HAYES was paid commissions in the amount of $746 for brokerage services during the year ended June 30, 1998.

    At June 30, 1998, the directors, officers, and employees of the Company, the Adviser, Administrator, Distributor and their immediate families held 1,984,087 shares of the Fund, which constituted 4.85% of the Fund's outstanding shares.

                                 LANCASTER FUNDS
                          NOTES TO FINANCIAL STATEMENTS


3.  BUSINESS CHANGES

    During fiscal 1998, the Fund liquidated its holdings in fully insured student loans held in trust by the Mid-America Student Finance Trust. Proceeds from the liquidation were reinvested in short-term U.S. Government Agency securities. The change in investment strategy and holdings was principally the result of certain new accounting rules pertaining to ownership of the insured student loans.